UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 2024

GILEAD SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19731	94-3047598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

333 LAKESIDE DRIVE, FOSTER CITY, CALIFORNIA

(Address of principal executive offices)

94404

(Zip Code)

(650) 574-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $0.001 per share	GILD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d)	Appointment of a Director.

On February 1, 2024, at a meeting of the Board of Directors (the “Board”) of Gilead Sciences, Inc. (the “Company”), the Board increased the size of the Board from nine directors to ten directors and elected Ted W. Love, M.D., to serve on the Board, effective immediately after the close of such meeting. The Board also selected Dr. Love to serve on the Audit Committee of the Board, effective immediately upon the conclusion of the 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), subject to his re-election as a director by the Company’s stockholders at such meeting. There is no arrangement or understanding between Dr. Love and any other persons pursuant to which Dr. Love was selected as a director, and there are no related party transactions involving Dr. Love that are reportable under Item 404(a) of Regulation S-K.

Dr. Love will participate in and receive compensation for his service on the Board for the remainder of the 2023-2024 service period in accordance with the Company’s standard non-employee director compensation programs, including grants to be made under the Company’s 2022 Equity Incentive Plan (the “Plan”).

A description of the Plan and compensation practices for non-employee directors can be found in our Definitive Proxy Statement filed with the Securities and Exchange Commission (SEC) on March 23, 2023 in connection with the Company’s 2023 Annual Meeting of Stockholders. The Plan is attached as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on May 5, 2022.

A copy of the Company’s press release announcing Dr. Love’s election to the Board is attached as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit 99.1 is furnished pursuant to this Item 9.01.

Exhibit Number	Description
99.1	Press Release by Gilead Sciences, Inc. dated February 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GILEAD SCIENCES, INC.
(Registrant)

/s/ Deborah H. Telman
Deborah H. Telman
EVP, Corporate Affairs, General Counsel and Corporate Secretary

Date:	February 2, 2024